Exhibit 99.1

Drone Aviation Secures an Additional $2.0 Million in Capital, Completing Private Placement Raising an Aggregate of $4.0 Million

- Proceeds to Expand Production and Staffing Following Receipt of Previously Announced $3.8 Million Contract -

JACKSONVILLE, FL – January 31, 2019 – Drone Aviation Holding Corp. (OTCQB: DRNE) (“Drone Aviation” or the “Company”), a developer of specialized, tethered aerial monitoring and communications platforms serving national defense and security customers, today announced that it completed an additional equity raise, securing an additional $2.0 million through a private placement of common stock to certain accredited investors, including members of the Company’s management. The Company’s most recent capital raise follows an initial closing of $2.0 million of new equity capital announced on January 8, 2019 for an aggregate of $4.0 million.

The proceeds from the $4.0 million in equity capital raised will be utilized to fund production and staffing as well as for general working capital following the receipt of a $3.8 million contract award announced in early January 2019. The completed capital raise, along with the recent elimination of all the Company’s convertible debt, are key elements of management’s strategic growth plan.

“As a leading investor in this private placement, I am proud to say that we have secured the necessary capital to begin production on our largest and most significant government contract, capping a transformative month for Drone Aviation,” said Jay Nussbaum, Chairman and CEO of Drone Aviation. “Supported by this new funding, we are executing on our strategic plan to scale the business and I am confident in our ability to deliver to our customers in the military and those charged with protecting our nation.”

About Drone Aviation Holding Corp.

Drone Aviation Holding Corp. (OTCQB: DRNE) develops and manufactures cost-effective, compact and rapidly deployable aerial platforms including lighter-than-air aerostats and drones designed to provide government and commercial customers with enhanced surveillance and communication capabilities. Utilizing a patented tether system, Drone Aviation’s products are designed to provide prolonged operational duration capabilities combined with improved reliability, uniquely fulfilling critical requirements in military, law enforcement, commercial, and industrial applications. For more information about Drone Aviation, please visit www.DroneAviationCorp.com or view our reports and filings with the Securities and Exchange Commission at http://www.sec.gov, including the Risk Factors included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as well as information in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Forward-Looking Statements

Statements in this press release that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “believe,” “expects,” “may,” “looks to,” “will,” “should,” “plan,” “intend,” “on condition,” “target,” “see,” “potential,” “estimates,” “preliminary,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances, or effects. Moreover, forward-looking statements in this release include, but are not limited to, those relating to: the ability to support future military needs for advanced voice and data communications applications, the continuation of growing demand for drones for military and state and local law enforcement authorities. The Company’s financial results and the forward-looking statements could be affected by many factors, including, but not limited to, demand for the Company’s products and services, economic conditions in the U.S. and worldwide, changes in appropriations by Congress and reduced funding for defense procurement and research and development programs, and our ability to recruit and retain management, technical, and sales personnel. Further information relating to factors that may impact the Company’s results and forward-looking statements are disclosed in the Company’s filings with the SEC. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts:

Investor Relations for Drone Aviation Corp.:

Steve Gersten

813-334-9745

investors@Droneaviationcorp.com

and

Bret Shapiro

Managing Director

CORE IR

561-479-8566

brets@coreir.com

Media Relations for Drone Aviation Corp.:

Michael Glickman

MWGCO, Inc.

917-397-2272

mike@mwgco.net